Exhibit 32.1

CERTIFICATION OF C.E.O. PURSUANT TO 18 U.S.C. SECTION 1350, SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of USG1, Inc. (the “Company”) on Form 10-Q/A (Amendment No. 1) for the quarter ended March 31, 2012 as filed with the Securities and Exchange Commission (the “Report”), I, Kimi Royer, CEO, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report on Form 10-Q/A (Amendment No. 1) for the quarter ended March 31, 2012 of the Company fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 24, 2012	Kimi Royer /s/
Name: Kimi Royer
Title: CEO